USAA MUTUAL FUNDS TRUST
SUPPLEMENT DATED MAY 16, 2017
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 1, 2016
AS SUPPLEMENTED MAY 12, 2017
Aggressive Growth Fund Shares (USAUX)
Aggressive Growth Fund Institutional Shares (UIAGX)
Growth Fund Shares (USAAX)
Growth Fund Institutional Shares (UIGRX)
Growth & Income Fund Shares (USGRX)
Growth & Income Fund Institutional Shares (UIGIX)
Growth & Income Fund Adviser Shares (USGIX)
Income Stock Fund Shares (USISX)
Income Stock Fund Institutional Shares (UIISX)
Income Stock Fund R6 Shares (URISX)
Income Fund Shares (USAIX)
Income Fund Institutional Shares (UIINX)
Income Fund Adviser Shares (UINCX)
Income Fund R6 Shares (URIFX)
Short-Term Bond Fund Shares (USSBX)
Short-Term Bond Fund Institutional Shares (UISBX)
Short-Term Bond Fund Adviser Shares (UASBX)
Short-Term Bond Fund R6 Shares (URSBX)
Money Market Fund (USAXX)
Science & Technology Fund Shares (USSCX)
Science & Technology Fund Adviser Shares (USTCX)
First Start Growth Fund (UFSGX)
Intermediate-Term Bond Fund Shares (USIBX)
Intermediate-Term Bond Fund Institutional Shares (UIITX)
Intermediate-Term Bond Fund Adviser Shares (UITBX)
Intermediate-Term Bond Fund R6 Shares (URIBX)
High Income Fund Shares (USHYX)
High Income Fund Institutional Shares (UIHIX)
High Income Fund Adviser Shares (UHYOX)
High Income Fund R6 Shares (URHIX)
Small Cap Stock Fund Shares (USCAX)
Small Cap Stock Fund Institutional Shares (UISCX)
Capital Growth Fund (USCGX)
Capital Growth Fund Institutional Shares (UICGX)
Value Fund Shares (UVALX)
Value Fund Adviser Shares (UAVAX)
Value Fund Institutional Shares (UIVAX)

This Supplement updates certain information regarding the USAA Small Cap Stock Fund (the Fund) contained in the above-referenced Statement of Additional Information.
The following disclosure is hereby added as the fourth paragraph under the section referencing the Small Cap Stock Fund under “Subadvisory Agreements” subsection found on page 59.
ClariVest Asset Management LLC (“ClariVest”) is a Delaware limited liability company with offices at 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130.  Founded March 2006, ClariVest is an asset management firm majority owned by its employees and minority owned by Eagle Asset Management, Inc., a subsidiary of Raymond James Financial. We market our investment services to institutional clients, including corporate and public pension plans, foundations, endowments, and Taft-Hartley clients worldwide. As of March 31, 2017, ClariVest managed approximately $5.3 billion in assets. The Manager (not the Fund) pays ClariVest a fee in the annual amount of 0.48% on the first $125 million; 0.46% on the next $125 million; and 0.44% on assets over $250 million of the portion of the Fund’s average daily net assets that ClariVest manages.
The following disclosure is hereby added immediately preceding the section referencing Epoch as found on page 70 under “Portfolio Manager Disclosure.”
The following table sets forth other accounts for which the Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of March 31, 2017.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Small Cap Stock Fund
Stacey Nutt	9 / $3,085.08	16 / $1,541.71	18 / $645.85	0 / $0	2 / $26.70	0 / $0
Todd Wolter	2 / $79.05	5 / $625.72	5 / $325.05	0 / $0	2 / $26.70	0 / $0
Michael Waterman	2 / $79.05	4 / $608.78	5 / $325.05	0 / $0	1 / $9.77	0 / $0
Conflicts of Interest: Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts or vehicles on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he or she manages. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or vehicles, a portfolio manager may take action with respect to another account or vehicle that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.
Compensation:  Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) for those employees with equity in the firm, distributions from ClariVest. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions.
ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.
Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short-term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short-term individual performance would not incentivize investment team members to do so. The firm’s overall annual cash bonus pool is typically based on a fixed percentage of pre-bonus operating income.
Portfolio Ownership: As of March 31, 2017, no portfolio manager of ClariVest, who managed the Fund, beneficially owned shares of the Fund.
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98687-0517

USAA SMALL CAP STOCK FUND
Fund Shares and Institutional Shares
SUPPLEMENT DATED MAY 16, 2017
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2016
This Supplement updates certain information contained in the above-dated prospectus for the USAA Small Cap Stock Fund (the Fund). Please review this important information carefully.
The Fund’s Board of Trustees recently approved ClariVest Asset Management LLC (ClariVest) as an additional subadviser to the Fund. Accordingly, effective May 16, 2017, the Fund’s prospectus is revised as follows:
The following is added at the end of the “Subadvisers” section found on page 5 of the prospectus:
ClariVest Asset Management LLC (ClariVest)
The following is added at the end of the “Portfolio Managers” section found on page 6 of the prospectus:
ClariVest
Todd Wolter, CFA, is a Lead Portfolio Manager and Principal at ClariVest. He has co-managed a portion of the Fund since May 2017.
Michael Waterman, CFA, is a Portfolio Manager and Principal at ClariVest. He has co-managed a portion of the Fund since May 2017.
Stacey Nutt, PhD, is CEO/CIO, Lead Portfolio Manager and Principal at ClariVest. He has co-managed a portion of the Fund since May 2017.
The following disclosure is added at the end of page 10 of the prospectus in reference to the question “How are the decisions to buy and sell securities made?”:
ClariVest
Every stock in the ClariVest portfolio is evaluated daily as to the degree to which it continues to reflect ClariVest’s stock selection philosophy and its marginal contribution to the overall risk of the portfolio. ClariVest’s process flags those stocks that fail these criteria, and identifies them as sell candidates and vice versa for potential buys. Subject to the portfolio manager’s discretion, unattractive stocks subsequently are sold and the portfolio is replenished with stocks that offer higher risk-adjusted returns.
ClariVest’s stock selection philosophy focuses on those attributes typically associated with companies that are entering or seeking to extend a fundamental growth cycle. Conversely, companies that are struggling to extend a growth cycle are flagged as sell candidates. Non-financial statement items are especially important to the sell discipline as they often provide some of the earliest signs that investors are identifying weaknesses in a company’s underlying business prospects.
Evaluation of a stock’s contribution to the overall portfolio risk is the second criterion of the buy and sell decisions. This focuses on using current attributes to estimate the future volatility of the stock, as well as the degree to which that volatility is in common with other stocks held in the portfolio (e.g., a semiconductor stock when we are overweight the semiconductor industry). The result is an objective, “arm’s length” assessment of the expected influence of that stock on overall portfolio risk.
Portfolio managers have ultimate decision making authority but do so within the parameters of our longstanding investment philosophy.
ClariVest’s sell discipline focuses on identifying negative inflection points in a company’s fundamental growth cycle – i.e., early signs of a deceleration in fundamentals. This “event” focus within the sell discipline helps us avoid the “torpedo affect” often associated with holding the stock of a “good” company past the point where it ceases to be a “good” investment. In addition to this event focus, ClariVest’s sell discipline is the outgrowth of its continuing refinement of the portfolio’s risk-return characteristics. The investment team continually evaluates current holdings relative to alternative investment opportunities deemed attractive by a disciplined stock selection methodology. The key to ClariVest’s selling discipline is the rigor of an unemotional approach to this facet of the investment process.
A static approach to investing can lead to significant buy/sell discipline issues. Because value managers sell the stock once it becomes expensive, they often are tempted to push purchases earlier in the cycle, attempting to capture more excess return by timing the upward inflection point. This can lead to a phenomenon referred to as “catching a falling knife” and is, in essence, a buy discipline issue. Growth managers rarely experience this. Rather, because they typically buy a company only after it has established a track record of earnings growth, they can tend to push the divestiture of that investment as close as possible to the downward inflection point of the earnings cycle. Mistiming this inflection can lead to significant losses as sentiment quickly sours – this is often referred to as a lack of sell discipline. ClariVest’s approach allows us to hold investments as they transition from value to growth. This extends the range over which ClariVest can make buy/sell decisions so as to avoid the temptation of timing inflection points. ClariVest’s goal is to simply identify the direction of the current (for both fundamentals and sentiment) and move along in that current.
The fourth paragraph found on page 16 of the prospectus is hereby deleted and replace in its entirety with the following:
We have entered into Investment Subadvisory Agreements with Wellington Management, Cambiar, GIMI, and ClariVest under which Wellington Management, Cambiar, GIMI, and ClariVest each provide day-to-day discretionary management of a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO. Wellington Management, Cambiar, GIMI, and ClariVest are compensated directly by AMCO and not by the Fund.
The following disclosure is added after the second paragraph found on page 17 of the prospectus:
ClariVest is a Delaware limited liability company with offices at 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130. Founded March 2006, ClariVest is an asset management firm majority owned by its employees. We market our investment services to institutional clients, including corporate and public pension plans, foundations, endowments, and Taft-Hartley clients worldwide.  As of March 31, 2017, ClariVest managed approximately $5.3 billion in assets.
The following disclosure is added after the second full paragraph found on page 19 of the prospectus:
ClariVest
Todd Wolter is a founder, owner, and board member of ClariVest, which was formed in March 2006. Mr. Wolter is part of the leadership of the investment team, focusing on Alternatives/U.S. Micro and Small Cap strategies. He has co-managed a portion of the Fund since May 2017. Education: Bachelor’s degree in Economics, the University of Southern California and an M.B.A., the University of California, Irvine. He began his investment career in 1995.
Michael Waterman is an owner and Portfolio Manager on the investment team at ClariVest, focusing on Alternatives/U.S. Micro and Small Cap strategies.  He has co-managed a portion of the Fund since May 2017. Mr. Waterman joined ClariVest in 2006. Education: a Bachelor of Science degree in Management Science, the University of California, San Diego, and a MiF from London Business School. He began his investment career in 2000.
Stacey Nutt is a founder, owner, and board member of ClariVest, which was formed in March 2006.  As CIO, Dr. Nutt oversees the firm’s investment strategy and its application to all of the firm’s products. As CEO, he guides the firm’s business activities. He has co-managed a portion of the Fund since May 2017.  Education: Ph.D. and M.B.A. from Georgia Institute of Technology, and a Bachelor of Science degree from Oral Roberts University. He began his investment career in 1993.
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98683-0517